                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                   FORM 8-K/A
                                (Amendment No.2)
                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
                         August 8, 1996 (July 15, 1996)
                          ----------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Maryland                        0-14162           94-3211970
   ----------------                 ------------       ---------------
    (State or other                 (Commission        (IRS Employer
    jurisdiction of                 File Number)        I.D. Number)
    incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402

                    (Address of principal executive offices)

Registrant's Telephone number, including area code:(415) 343-9300

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changes since last report)



                   This form 8-K contains a total of 31 pages.

Glenborough Realty Trust Incorporated (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 1996, to file the Pro Forma Financial Statements of the Company and exhibits related to the acquisition of the UCT Property and the Wells Fargo financing agreements (as those terms were defined in such Form 8-K).

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)    FINANCIAL STATEMENTS

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                          5

                     Statement of revenues and certain expenses of University
                     Club Tower for the three months ended March 31, 1996 and
                     for the years ended December 31, 1995, 1994 and
                     1993.                                                             6

              (b)    PRO FORMA FINANCIAL STATEMENTS

The following pro forma financial statements represent the Company's consolidated balance sheet and consolidated statement of income at and for the three months ended March 31, 1996 and for the year ended December 31, 1995, as if the transaction and the Consolidation (discussed below) took place on January 1, 1995.

The pro forma adjustments reflect: (a) the balance sheet and statements of income for the UCT Property; (b) the new debt and interest thereon; (c) the elimination of management fees and reimbursements incurred at the UCT Property paid to the Associated Companies; and (d) the effect that these adjustments have on minority interest.

The Pro Forma information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

                     Pro Forma Consolidated Balance Sheet at
                     March 31, 1996                                                    9

                     Pro Forma Consolidated Statement of
                     Operations for the three months ended
                     March 31, 1996                                                   11

                     Pro Forma Consolidated Statement of
                     Operations for the year ended
                     December 31, 1995                                                12

The As Adjusted financial statements represent the Company's consolidated statement of operations for the year ended December 31, 1995 as if the consolidation of eight predecessor California Limited partnerships (Equitec Income Real Estate Investors B, Equitec Income Real Estate Investors C, Equitec Income Real Estate Investors-Equitec Fund 4, Equitec Mortgage Investors Fund IV, Equitec 79 Real Estate Investors, Outlook Properties Fund IV, Glenborough All Suites Hotels, L.P. and Glenborough Pension Investors) (the "Partnerships") and Glenborough Corporation (the "Consolidation") transaction (previously disclosed on Forms 8-K and 8K/A filed with the Securities and Exchange Commission on January 15, 1996 and March 15, 1996, respectively) had taken place on January 1, 1995.

The As Adjusted information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

The following financial statements reflect the Unaudited As Adjusted Consolidated Financial Statements of Glenborough Realty Trust Incorporated for the year ended December 31, 1995.

                     Glenborough Realty Trust Incorporated
                     As Adjusted Consolidating Statement of
                     Operations with accompanying notes and
                     adjustments                                                     15

                     Glenborough Realty Trust Incorporated
                     As Adjusted Historical Combining
                     Statement of Operations with
                     accompanying notes and adjustments                              20

                     Glenborough Realty Trust Incorporated
                     As Adjusted Statement of Hotel Lessor
                     Operations with accompanying notes
                     and adjustments                                                 23

                     Glenborough Hotel Group ("GHG") As
                     Adjusted Statement of Operations with
                     accompanying notes and adjustments                              25

                     Glenborough Corporation ("GC") As
                     Adjusted Statement of Operations with
                     accompanying notes and adjustments                              30

                     Glenborough Inland Realty Corporation
                     (GIRC") As Adjusted Statement of
                     Operations with accompanying notes
                     and adjustments                                                 35

             (c)    EXHIBITS


                     Amendment to First Amended and Restated Agreement of
              Limited Partnership of Glenborough Properties, L.P.(*)

                     Purchase agreement related to the purchase of
              University Club Tower. (*)

                     Financing agreements with Wells Fargo Bank related to the
              $50,000,000 secured revolving line of credit and the $6,100,000 2-year secured term loan. (*)

                     (*) Incorporated by reference to exhibits to the Company's Registration Statement on Form S-11 (Registration No.333-09411), which was filed on August 1, 1996.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Glenborough Realty Trust Incorporated:

We have audited the accompanying statements of revenues and certain expenses of University Club Tower, as defined in Note 1, for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the management of the company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the revenues and expenses of University Club Tower.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of University Club Tower for the years ended December 31, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP
 San Francisco, California
  July 9, 1996

                      GLENBOROUGH REALTY TRUST INCORPORATED

                 STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                              UNIVERSITY CLUB TOWER
              For The Three Months Ended March 31, 1996 (Unaudited)
              And The Years Ended December 31, 1995, 1994 and 1993
                                 (in thousands)

                                                         Year Ended
                           Three Months                 December 31,
                          Ended March 31,          ----------------------
                               1996          1995           1994           1993
                         ----------------    ----           ----
                           (Unaudited)
REVENUES                     $1,092         $4,239         $4,073         $4,024

CERTAIN EXPENSES:
         Operating              358          1,579          1,474          1,435
         Real estate
          taxes                 130            463            475            453
                             ------         ------         ------         ------
                                488          2,042          1,949          1,888
                             ------         ------         ------         ------

RENTAL REVENUES IN
 EXCESS OF CERTAIN
 EXPENSES                    $  604         $2,197         $2,124         $2,136
                             ======         ======         ======         ======

        The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED

            NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                              UNIVERSITY CLUB TOWER
              For The Three Months Ended March 31, 1996 (Unaudited)
              And The Years Ended December 31, 1995, 1994 and 1993
                                 (in thousands)


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Property Acquired - The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of University Club Tower (the "Property") a property acquired by Glenborough Realty Trust Incorporated (the "Company"), from University Club Tower Associates, an affiliate of the Company.

BASIS OF PRESENTATION - The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, the Company is not aware of any material factors relating to the acquired property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Property.

These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

The financial information presented for the three months ended March 31, 1996 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Property.

REVENUE RECOGNITION - All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

2.   LEASING ACTIVITY

The minimum future rental revenues from leases in effect as of April 1, 1996, for the remainder of 1996 and annually thereafter are as follows (in thousands)

          YEAR          AMOUNT

          1996 (nine months)                   $   2,040
          1997                                     2,350
          1998                                     1,856
          1999                                     1,589
          2000                                     1,075
          2001                                       956
          Thereafter                               6,450
                                               ---------
          Total                                $  16,316
                                               =========

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $32 (unaudited), $169, $50 and $64 for the three months ended March 31, 1996, and the years ended December 31, 1995, 1994 and 1993 respectively. Certain leases contain options to renew.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          (in thousands, except shares)
                                 March 31, 1996
                                   (Unaudited)

                                           Historical            Adjustments        Pro Forma
                                          ------------          ------------       ------------
ASSETS
Rental property, net                        $ 74,300               $ 18,481          $ 92,781
Property held for sale, net                    2,570                   --               2,570
Investments in Associated Companies
 and Glenborough Partners                      6,577                   --               6,577
Investments in management contracts
 and other, net                                  433                   --                 433
Mortgage loans receivable, net of
 provision for loss of $863                    7,451                   --               7,451
Cash and cash equivalents                      1,326                    303             1,629
Other assets                                   2,605                    159             2,764
                                            --------               --------          --------
   TOTAL ASSETS                             $ 95,262               $ 18,943          $114,205
                                            ========               ========          ========
LIABILITIES
 Mortgage loans                             $ 23,616               $  6,120          $ 29,736
 Secured bank line                            10,000                 12,280            22,280
 Other liabilities                             3,939                    394             4,333
                                            --------               --------          --------
   Total liabilities                          37,555                 18,794            56,349
                                            --------               --------          --------

MINORITY INTEREST                              8,063                    350             8,413

STOCKHOLDERS' EQUITY
 Common stock (5,753,709 shares
  issued and outstanding)                          6                   --                   6
 Additional paid-in capital                   55,622                   --              55,622
 Retained earnings (deficit)                  (5,984)                  (201)           (6,185)
                                            --------               --------          --------
   Total stockholders' equity                 49,644                   (201)           49,443
                                            --------               --------          --------
   TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                    $ 95,262               $ 18,943          $114,205
                                            ========               ========          ========

                      GLENBOROUGH REALTY TRUST INCORPORATED
          NOTES AND ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of March 31, 1996
                        (Unaudited, dollars in thousands)


1. Adjustments in assets reflect the Company's Operating Partnership acquisition of a 23-story, 272,443 square foot office building known as University Club Tower (the "UCT Property"), for total consideration valued at $18,600,000, which comprised (i) assumption of debt in the amount of $18,250,000, which was paid off with proceeds of the Company's new line of credit from Wells Fargo Bank, N.A. (discussed below), and (ii) 23,333 new limited partnership units ("Units") issued by the Operating Partnership having an initial redemption value of $350,000 (based on $15 per Unit value). The transaction was structured as a contribution of partnership interests in University Club Tower Associates to the Operating Partnership, by Robert Batinovich (Chairman, President and Chief Executive Officer of the Company) and by GPA, Ltd., a partnership in which certain executive officers of the Company hold a substantial indirect interest, in exchange for the Units.

2. Adjustments in liabilities reflect that the following: The Company has entered into two new financing agreements with Wells Fargo Bank, N.A. ("Wells Fargo"). The first financing agreement (the "Facility") is a $50,000,000 secured revolving line of credit to replace an existing $10,000,000 line of credit. The Facility is secured by first mortgages on selected properties with full recourse to the Company and availability is limited to the borrowing base provided by these properties. The Facility has a term of two years, subject to annual extensions. At the Company's option, the Facility will bear interest at LIBOR plus 2.375% or at a base rate. The base rate is based upon the higher of Wells Fargo's prime rate plus 0.5% or the Federal Funds Rate plus 1.0%. The second financing arrangement (the "Term Loan") is a two-year term loan in the amount of $6,100,000 that bears interest at the same rate as the Facility and will be secured by first mortgage liens on 10 "QuickTrip" facilities owned by the Company. The combined proceeds of the fundings under the Facility and the Term Loan loans were $28,400,000, of which the Company applied $18,300,000 to the acquisition of the UCT Property, $9,200,000 to the repayment of the outstanding amount under the existing line of credit, and the balance to loan fees and closing costs. Initial funding under the Facility and full disbursement of the Term Loan occurred on July 15, 1996.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For the three months ended March 31, 1996
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                          Historical         Adjustments            Pro Forma
                                         ------------        ------------          ------------
REVENUES
   Rental revenue                        $     3,589          $     1,092          $     4,681
   Fees and reimbursements from
    affiliates                                  --                     66
   Interest and other income                     191                 --                    191
   Equity in earnings of
    Associated Companies                         425                  (19)                 406
                                         -----------          -----------          -----------
     Total revenue                             4,271                1,073                5,344
                                         -----------          -----------          -----------
OPERATING EXPENSES
   Property operating expenses                 1,017                  488                1,505
   General and administrative                    281                 --                    281
   Depreciation and amortization                 897                   90                  987
   Interest expense                              722                  395                1,117
                                         -----------          -----------          -----------
     Total operating expense                   2,917                  973                3,890
                                         -----------          -----------          -----------
Income from operations before
 minority interest                             1,354                  100                1,454
Minority interest                               (101)                 (23)                (124)
                                         -----------          -----------          -----------
Net income before Consolidation                1,253                   77                1,330
   costs
Consolidation costs                           (6,082)                --                 (6,082)
Litigation costs                              (1,155)                --                 (1,155)
                                         -----------          -----------          -----------
Net income (loss)                        $    (5,984)         $        77          $    (5,907)
                                         ===========          ===========          ===========
Net income per share before
   Consolidation costs                   $      0.22          $      0.01          $      0.23
                                         ===========          ===========          ===========
Net income (loss) per share              $     (1.04)         $      0.01          $     (1.03)
                                         ===========          ===========          ===========
Weighted average shares
   outstanding                             5,753,709            5,753,709            5,753,709
                                         ===========          ===========          ===========

                      GLENBOROUGH REALTY TRUST INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995
                                 (in thousands)
                                   (Unaudited)


                                             As Adjusted
                                              Historical          Adjustments           Pro Forma
                                             ------------        -------------         ------------
REVENUES
    Rental revenue                           $    13,472          $     4,239          $    17,711
    Fees and reimbursements from
      affiliates                                     260                 --                    260
    Interest and other income                        982                 --                    982
    Equity in earnings of Associated
      Companies                                    1,691                  (77)               1,614
                                             -----------          -----------          -----------
         Total revenue                            16,405                4,162               20,567
                                             -----------          -----------          -----------
OPERATING EXPENSES
    Property operating expenses                    4,061                2,042                6,103
    General and administrative                       983                 --                    983
    Depreciation and amortization                  3,654                  360                4,014
    Interest expense                               2,767                1,580                4,347
    Loss provision                                   863                 --                    863
                                             -----------          -----------          -----------
            Total operating expense               12,328                3,982               16,310
                                             -----------          -----------          -----------
Income from operations before
 minority interest                                 4,077                  180                4,257
Minority interest                                   (281)                  (6)                (287)
                                             -----------          -----------          -----------
            Net income                       $     3,796          $       174          $     3,970
                                             ===========          ===========          ===========

Net income per share                         $      0.66          $      0.03          $      0.69
                                             ===========          ===========          ===========

Weighted average shares
 outstanding                                   5,753,709            5,753,709            5,753,709
                                             ===========          ===========          ===========

                      GLENBOROUGH REALTY TRUST INCORPORATED
            NOTES & ADJUSTMENTS TO PRO FORMA STATEMENTS OF OPERATIONS
         For the Three Months Ended March 31, 1996 and December 31, 1995

1. Reflects the historical consolidated operations of the Company for the three months ended March 31, 1996, excluding extraordinary items and Consolidation costs, and the as adjusted consolidated operations of the Company for the year ended December 31, 1995. The as adjusted operations reflect the Consolidation and related transactions as if such transactions had occurred on January 1, 1995. These pro forma consolidated statements of operations should be read in connection with the unaudited As Adjusted Statement of Operations of the Company for the year ended December 31, 1995 included on pages 15 to 16 of this Form 8-K/A.

2. Reflects the results of operations of the UCT Property for the three month period ended March 31, 1996 and the year ended December 31, 1995 as if the Company had acquired the UCT Property on January 1, 1995. These results include a loss of management fees for the UCT Property by Glenborough Corporation, one of the Associated Companies, which as a result causes a reduction in the Company's equity in the earnings of the Associated Companies. Also included is depreciation expense based upon a 40 year useful life and a depreciable basis of $14,400, interest expense incurred on the borrowings described in Note 2 to the pro forma balance sheet as of March 31, 1996 at a rate of LIBOR plus 2.375% (assumed to be 7.75%), and amortization of loan fees presented as a component of interest expense.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995

The following as adjusted consolidating statement of operations of the Company for the year ended December 31, 1995 is provided for the purpose of supporting the historical statement of operations data in the pro forma financial statements included elsewhere in this filing. The as adjusted information and related notes are necessary to providing an appropriate context in which to evaluate the effects of the acquisition of the UCT Property. The as adjusted operating information describes the results of operations of the Company prior to any acquisitions as if the Consolidation transactions, which merged the Partnerships and Glenborough Corporation and formed the Company, GC, GIRC and GHG, had taken place on January 1, 1995; rather than solely showing the pro forma effects of the acquisition transactions on the purely historical results of operations of the Company's predecessors, which were in full operation through December 31, 1995.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
               (Unaudited, in thousands, except per share amounts)

                                     Glenborough      As Adjusted
                                    Realty Trust      Historical        Hotel        Management
                                   Incorporated(a)    Combined(b)    Operations(c)  Operations(d)
                                   --------------     -----------    -----------    ------------
REVENUES:
Rental revenues                      $    --           $ 9,189         $2,182         $ --

Management fee income                     --               260           --             --

Interest and other income                 --               982           --             --

Equity in earnings of
    Associated Companies                  --              --               32          1,659
                                     ---------         -------         ------         ------
      Total revenues                      --            10,431          2,214          1,659
                                     ---------         -------         ------         ------
OPERATING EXPENSES:
Operating expenses                        --             3,698            363           --

General and administrative                --               953           --             --

Depreciation and
 amortization                             --             2,488            944           --

Interest expense                          --             1,993           --             --

Loss provision                            --               863           --             --
                                     ---------         -------         ------         ------
      Total operating
       expenses                           --             9,995          1,307           --
                                     ---------         -------         ------         ------

Income from operations
    before minority interest              --               436            907          1,659

Minority interest                         --              --             --             --
                                     ---------         -------         ------         ------
Net income (loss)                    $    --           $   436         $  907         $1,659
                                     =========         =======         ======         ======


                                   -continued-

                      GLENBOROUGH REALTY TRUST INCORPORATED
          AS ADJUSTED CONSOLIDATING STATEMENT OF OPERATIONS - CONTINUED
                      For the Year Ended December 31, 1995
               (Unaudited, in thousands, except per share amounts)

                                                                                 Glenborough
                                                   Debt Pay          Other       Realty Trust
                                      GPA          Down and        Pro-Forma     Incorporated
                                  Properties(e)  Refinancings(f)  Adjustments    Consolidated
                                 --------------  ---------------  -----------    ------------
REVENUES:
Rental revenues                      $2,101         $--            $--              $  13,472

Management fee income                  --            --             --                    260

Interest and other income              --            --             --                    982

Equity in earnings of
    Associated Companies               --            --             --                  1,691
                                     ------         -----          -----            ---------
      Total revenues                  2,101          --             --                 16,405
                                     ------         -----          -----            ---------
OPERATING EXPENSES:
Operating expenses                     --            --             --                  4,061

General and administrative             --            --               30(g)               983

Depreciation and
 amortization                          --            --              222(h)             3,654

Interest expense                       --             774           --                  2,767

Loss provision                         --            --             --                    863
                                     ------         -----          -----            ---------
      Total operating
       expenses                        --             774            252               12,328
                                     ------         -----          -----            ---------
Income from operations
    before minority interest          2,101          (774)          (252)               4,077

Minority interest                      --            --             (281)(i)             (281)
                                     ------         -----          -----            ---------
Net income (loss)                    $2,101         $(774)         $(533)           $   3,796
                                     ======         =====          =====            =========

Net income per share                                                                $    0.66
                                                                                    =========

Weighted average shares
 outstanding                                                                        5,753,709 (j)
                                                                                    =========


                      GLENBOROUGH REALTY TRUST INCORPORATED

                            NOTES AND ADJUSTMENTS TO
               AS ADJUSTED CONSOLIDATING STATEMENTS OF OPERATIONS

                      For the Year ended December 31, 1995
                            (Unaudited, in thousands)

a) Not applicable as the Company had no operations prior to the Consolidation.

b) Reflects the as adjusted historical combined statements of operations of the Partnerships and GC. See as adjusted historical combining statement of operations.

c) Reflects (i) estimated revenues and expenses related to the Company's hotels leased to and operated by GHG and (ii) the Company's equity in GHG's earnings. See as adjusted statement of hotel lessor operations and statement of operations for GHG.

d) Reflects the Company's equity in the earnings of GC of approximately $449 and GIRC of approximately $1,210.

e) Reflects the historical revenues and expenses of the GPA properties acquired.

f) Reflects a net increase in interest expense resulting from the refinancing of mortgage loans and other notes payable with borrowings of (i) $20,000 on a secured bank line with an investment bank, (ii) $10,000 on secured lines of credit with a bank and (iii) $2,650 of secured loan with a bank. The $20,000 secured bank line has a term of ten years and bears a fixed interest rate of 7.57%. The $10,000 secured bank line of credit has a term of three years and bears a variable interest rate at LIBOR plus 2.365% (7.88% at December 31, 1995). The secured loan with a bank has a term of 10 years and bears a fixed interest rate of 7.75%. The net increase in interest expense is comprised of the following:

              Increase due to new borrowings on secured
                    bank lines, lines of credit and loans              $ 2,507

              Increase due to amortization of new loan
                    origination fees                                       177
              Reduction due to repayment of mortgage
                    loans and other notes payable                       (1,910)
                                                                       -------

                         Net increase                                  $   774
                                                                       =======


g)       Reflects estimated state income and franchise taxes.

h) Reflects estimated depreciation and amortization of the GPA Properties acquired, based upon asset lives of 40 years.

i) Reflects GPA's approximate 13.63% ownership interest in the operations of Glenborough Properties, L.P. (the "Operating Partnership"), of which the Company is a 84.37% owner. GPA's minority interest is calculated as follows;

              Pro forma income before minority
                    interest of the Company                            $ 4,077

              Add Company expenses before
                    Consolidation                                          983
              Equity in earnings of Associated
                    Companies and management fees
                    earned by the Company                               (1,951)
              Less fees paid by the Operating
                    Partnership to the Company                          (1,047)
              Pro forma income from operations
                    of the Operating Partnership                         2,062
                                                                       -------

                         GPA's minority interest                       $   281

                                                                       =======

j) Represents the weighted average shares outstanding assuming that GPA's Units in the Operating Partnership are not converted into Common Stock of the Company.

                      GLENBOROUGH REALTY TRUST INCORPORATED
            AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995

The following as adjusted historical combining statement of operations of the Company for the year ended December 31, 1995 is provided for the purpose of supporting the historical statement of operations data in the pro forma financial statements included elsewhere in this filing. The as adjusted information is necessary to providing an appropriate context in which to evaluate the effects of the acquisition of the UCT Property. The as adjusted operating information supports a proper description of the results of operations of the Company prior to any acquisitions as if the Consolidation transactions had taken place on January 1, 1995; rather than solely showing the pro forma effects of the acquisition transactions on the purely historical results of operations of the Company's predecessors, which were in full operation through December 31, 1995.

                      GLENBOROUGH REALTY TRUST INCORPORATED
            AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS

                      For the Year ended December 31, 1995
                            (Unaudited, in thousands)

                                      1995
                                   Historical         Hotel         Management
                                   Combined(a)     Operations(b)    Operations(c)
                                   -----------     -------------    ------------
Revenues:
Rental revenues                    $ 15,454          $(6,265)         $   --
Fee and reimbursements               16,019             --             (16,019)
Interest and other                    2,698             (302)             (560)
                                   --------          -------          --------
   Total revenues                    34,171           (6,567)          (16,579)
                                   --------          -------          --------
Expenses:
Operating                             8,576           (4,998)             --
General and administrative           15,947             --             (14,361)
Depreciation and
   amortization                       4,762             (944)           (1,487)
Interest expense                      2,129             --              (1,439)
Loss provision                        1,876             --              (1,013)
                                   --------          -------          --------
   Total expenses                    33,290           (5,942)          (18,300)
                                   --------          -------          --------

Operating income (loss)                 881             (625)            1,721

Income taxes                           (357)            --                 357
                                   --------          -------          --------
Net income (loss)                  $    524          $  (625)         $  2,078
                                   ========          =======          ========


                                   -continued-

                      GLENBOROUGH REALTY TRUST INCORPORATED
      AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS - CONTINUED

                      For the Year ended December 31, 1995
                            (Unaudited, in thousands)

                                                                       As Adjusted
                                Internalize          Other             Historical
                               Management (d)     Adjustments           Combined
                               --------------     -----------         ------------
Revenues:
Rental revenues                    $--            $  --                 $ 9,189
Fee and reimbursements              --                260 (f)               260
Interest and other                  --               (854)(e)               982
                                   -----          -------               -------
   Total revenues                   --               (594)               10,431
                                   -----          -------               -------
Expenses:
Operating                            120             --                   3,698
General and administrative          (633)            --                     953
Depreciation and
   amortization                     --                157 (f)             2,488
Interest expense                    --              1,303 (e,g)           1,993
Loss provision                      --               --                     863
                                   -----          -------               -------
   Total expenses                   (513)           1,460                 9,995
                                   -----          -------               -------

Operating income (loss)              513           (2,054)                  436

Income taxes                        --               --                    --
                                   -----          -------               -------
Net income (loss)                  $ 513          $(2,054)              $   436
                                   =====          =======               =======

                      GLENBOROUGH REALTY TRUST INCORPORATED

                            NOTES AND ADJUSTMENTS TO
            AS ADJUSTED HISTORICAL COMBINING STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                            (Unaudited, in thousands)


a)       Reflects the historical combined operations of the Partnerships and GC.

b) Reflects the elimination of historical revenues and expenses of the three hotels (Arlington, Tucson and Ontario) owned by the Company, that are leased to and operated by GHG.

c) Represents the elimination of certain revenues and expenses that are included in GC's historical statements of operations due to the internalization of management.

d) Further reflects the internalization of management including (i) property administration costs that were reimbursed to GC by the Partnerships, but excluded by elimination of intercompany transactions in the historical combined financial statements of the Partnerships and GC and (ii) a reduction of general and administrative expenses (including legal, accounting and investor relations) resulting from the Consolidation and internalization of management.

e) Represents the elimination of interest income and expense related to the Finley note receivable and related mortgage debt that were repaid in April 1995.

f) Reflects management fees related to Glenborough Institutional Fund I that are earned by the Company that were previously earned by GC and amortization of the related management contract.

g) Reflects the historical interest expense related to notes payable contributed by GC.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                      For the year ended December 31, 1995
                            (Unaudited, in thousands)

                                       Lease         Other
                                  Adjustments(a)  Adjustments       As Adjusted
                                  -------------   -----------       -----------
Revenues:
Rental revenues                       $2,182         $---             $2,182
Equity in earnings of GHG               --             32(b)              32
                                      ------         ----             ------
        Total revenues                 2,182           32              2,214
                                      ------         ----             ------

Expenses:
Operating                                275           88(c)             363
Depreciation and amortization            944          --                 944
                                      ------         ----             ------

        Total expenses                 1,219           88              1,307
                                      ------         ----             ------

Net income (loss)                     $  963         $(56)            $  907
                                      ======         ====             ======

                      GLENBOROUGH REALTY TRUST INCORPORATED

                            NOTES AND ADJUSTMENTS TO
                AS ADJUSTED STATEMENT OF HOTEL LESSOR OPERATIONS
                      For the Year Ended December 31, 1995
                            (Unaudited, in thousands)


a) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company and leased to and operated by GHG. See as adjusted statement of operations for GHG.

b) Reflects the Company's equity in earnings of GHG. See as adjusted statement of operations for GHG.

c) Reflects management fees to be paid by the Company to GHG. GHG will provide fee management services related to the Irving hotel.

                             GLENBOROUGH HOTEL GROUP
                       AS ADJUSTED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                            (Unaudited, in thousands)

                                                     Historical (a)
                                 --------------------------------------------------------
                                 Arlington       Tucson         Ontario         Sub-total
                                 ---------       ------         -------         ---------
Revenues:
Room revenues                     $2,210         $2,667         $ 1,388          $6,265
Management fees                     --             --              --              --
Interest and other                    97            121              84             302
                                  ------         ------         -------          ------
  Total revenues                   2,307          2,788           1,472           6,567
                                  ------         ------         -------          ------
Expenses:
Operating                          1,113          1,225             869           3,207
Salaries & administration            615            635             541           1,791
Depreciation and
 amortization                        325            386             233             944
Interest                            --             --              --              --
Lease expense                       --             --              --              --
                                  ------         ------         -------          ------
    Total operating
      expenses                     2,053          2,246           1,643           5,942
                                  ------         ------         -------          ------
Operating income
 (loss)                              254            542            (171)            625
Income taxes                        --             --              --              --
                                  ------         ------         -------          ------

Income before minority
 interest                            254            542            (171)            625
Minority interest                   --             --              --              --
                                  ------         ------         -------          ------
Net income (loss)                 $  254         $  542         $  (171)         $  625
                                  ======         ======         =======          ======


                                   -continued-

                            GLENBOROUGH HOTEL GROUP
                AS ADJUSTED STATEMENT OF OPERATIONS - CONTINUED
                      For the Year Ended December 31, 1995
                           (Unaudited, in thousands)

                                                    As Adjusted
                                    ------------------------------------------------
                                        Lease           Other            As Adjusted
                                    Adjustments(b)   Adjustments             GHG
                                    ------------     -----------         -----------
Revenues:
Room revenues                         $  --            $  --               $ 6,265
Management fees                          --              2,225(c)            2,225
Interest and other                       --               --                   302
                                      -------          -------             -------
   Total revenues                        --              2,225               8,792
                                      -------          -------             -------
Expenses:
Operating                                (275)            (644)(d)           2,288
Salaries & administration                --              2,320(c)            4,111
Depreciation and amortization            (944)              87(f)               87
Interest                                 --                  9                   9
Lease expense                           2,182             --                 2,182
                                      -------          -------             -------
   Total operating
   expenses                               963            1,772               8,677
                                      -------          -------             -------
Operating income
 (loss)                                  (963)             453                 115
Income taxes                             --                (46)(g)             (46)
                                      -------          -------             -------
Income before minority
 interest                                (963)             407                  69
Minority interest                        --                (36)(h)             (36)
                                      -------          -------             -------
Net income (loss)                     $  (963)         $   371             $    33
                                      =======          =======             =======

Preferred stock dividends                                                  $    98(i)
Common stock dividends                                                          23

                             GLENBOROUGH HOTEL GROUP
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (Unaudited, in thousands, except per share amounts)

a) Reflects the historical operations of the three hotels (Arlington, Tucson and Ontario) owned by the Company that are leased to and operated by GHG.

b) Reflects the estimated lease payments, property taxes and depreciation and amortization associated with the hotels owned by the Company that will be included in the operations of the Company. See as adjusted statement of hotel lessor operations for the Company.

c) Reflects management fees of $718 and reimbursement of salaries of $1,507 associated with fee management services provided to third parties and the Company related to the contracts owned by Resort Group Inc., the Irving hotel and the Outlook Income Fund 9 Hotels ("IF 9 Hotels"). The estimated fees and reimbursements are comprised of the following:

              Resort Group, Inc.:
                      Casa Del Mar             $    347
                      Coral Cay                      73
              Irving Hotel                          514
              OIF 9 Hotels                        1,291
                                               --------
                      Total                    $  2,225
                                               ========

d) Reflects the elimination of historical management fees paid by the three hotels (Arlington, Tucson and Ontario) owned by the Company resulting from the internalization of hotel management.

e) Reflects an increase in general and administrative expenses, including salaries, associated with operating as a separate entity and fee management services provided the third parties by GHG. Under the prior ownership structure general and administrative expenses were recorded at the partnership level and not at the property operating level. The increase consists of the following:

Reimbursable salaries and benefits              $1,507
Corporate and administrative
        salaries and benefits                      546
Rent and other overhead, including
        utilities                                   95
Resort Group Inc. expenses                          20
General and administrative expenses,
        including accounting, legal and
        directors fees                             152
                                                ------
             Total                              $2,320
                                                ======


f) Reflects estimated depreciation for the year ended December 31, 1995 of furniture, equipment and buildings of $3 that will be owned by GHG, and amortization of the contracts owned by Resort Group, Inc. of $84.

g)       Reflects estimated income tax expense of GHG.

h) Reflects the approximately 20% minority ownership interest in the Resort Group Inc. held by an unaffiliated third party.

i) Reflects estimated dividends paid by GHG equal to $600 a share plus 75% of any remaining cash flow. The primary source of dividends paid by GHG will be cash flow from operations which is in excess of GHG's earnings.

                             GLENBOROUGH CORPORATION
                       AS ADJUSTED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995

The following as adjusted statement of operations of Glenborough Corporation, one of the Associated Companies, for the year ended December 31, 1995 is provided for the purpose of supporting the historical statement of operations data in the pro forma financial statements included elsewhere in this filing. The as adjusted information is necessary to providing an appropriate context in which to evaluate the effects of the acquisition of the UCT Property. The as adjusted operating information supports a proper description of the results of operations of the Company prior to any acquisitions as if the Consolidation transactions had taken place on January 1, 1995; rather than solely showing the pro forma effects of the acquisition transactions on the purely historical results of operations of the Company's predecessors, which were in full operation through December 31, 1995.

                             GLENBOROUGH CORPORATION
                       AS ADJUSTED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                            (Unaudited, in thousands)

                                      As Adjusted
                                      Management         Expired         Participating       Hotel
                                      Operations(a)      Contracts(b)    Partnerships(c)    Group(d)
                                      -------------      -----------     ---------------    --------
REVENUES:
Fees and reimbursements                 $ 16,019          $(1,036)         $  (186)         $(4,331)
Interest and other                           560             (336)             (98)             (29)
                                        --------          -------          -------          -------
 Total revenues                           16,579           (1,372)            (284)          (4,360)
                                        --------          -------          -------          -------

EXPENSES:
Salaries & administration                 14,361           (3,192)            (697)          (3,862)
Depreciation and
 amortization                              1,487             (562)            (121)             (87)
Interest expense                           1,439             --             (1,438)            --
Loss provision                             1,013           (1,013)            --               --
                                        --------          -------          -------          -------
 Total expenses                           18,300           (4,767)          (2,256)          (3,949)
                                        --------          -------          -------          -------

Income (loss) before provisions
   for income taxes                       (1,721)           3,395            1,972             (411)
Income taxes                                (357)            --               --               --
                                        --------          -------          -------          -------

Net income (loss)                       $ (2,078)         $ 3,395          $ 1,972          $  (411)
                                        ========          =======          =======          =======

                                   -continued-

                             GLENBOROUGH CORPORATION
                 AS ADJUSTED STATEMENT OF OPERATIONS - CONTINUED
                        For the Year Ended December 31, 1995
                            (Unaudited, in thousands)

                                                                            As
                                       Rancon           Other            Adjusted
                                     Contracts(e)    Adjustments            GC
                                     ------------    -----------        ----------
REVENUES:
Fees and reimbursements                $(5,863)         $--               $ 4,603
Interest and other                        --             --                    97
                                       -------          -----             -------
  Total revenues                        (5,863)          --                 4,700
                                       -------          -----             -------

EXPENSES:
Salaries & administration               (3,118)            12(f)            3,504
Depreciation and
 amortization                             (717)           284(g)              284
Interest expense                          --               79(h)               80
Loss provision                            --             --                  --
                                       -------          -----             -------
  Total expenses                        (3,835)           375               3,868
                                       -------          -----             -------
Income (loss) before provision
   for income taxes                     (2,028)          (375)                832
Income taxes                              --               24(i)             (333)
                                       -------          -----             -------
Net income (loss)                      $(2,028)         $(351)            $   499
                                       =======          =====             =======

Preferred stock
   dividends                                                              $   745(j)
Common stock
   dividends                                                              $    38

                             GLENBOROUGH CORPORATION
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (Unaudited in thousands, except per share amounts)


a) Reflects the as adjusted consolidated historical management operations of GC, GHG and GIRC.

b) Reflects the historical revenues and expenses associated with certain management contracts which expired prior to the date of Consolidation.

c) Reflects the historical revenues and expenses associated with management services provided to the Partnerships by GC which were eliminated as a result of the internalization of management.

d) Reflects the historical revenues and expenses associated with hotel management services provided to the Partnerships by GC and it's subsidiaries which were eliminated as a result of the internalization of management or are now incurred by GHG.

e) Reflects actual revenues and expenses, including salaries, benefits and other administrative costs related to the Rancon Contracts that were purchased by GC on January 1, 1995 and that were contributed to GIRC by the Company. On a historical basis such revenues and expenses were included in the operations of GC.

f) Reflects an estimated net increase of salaries and general and administrative expenses (including legal, accounting and office expenses) resulting from the Consolidation. The net increase consists of the following:

              Net increase in general and administrative
                 expenses, including accounting, legal
                 and directors fees                             $    100
              Reduction of officers' salaries                       ( 88)
                                                                --------
                      Total                                     $     12
                                                                ========

g) Reflects the estimated depreciation and amortization related to furniture and equipment and the estimated amortization of contracts.

h) Reflects the estimated interest associated with the note payable of $1,000 contributed to GC by the Company. The note payable bears interest at 9%, with interest only payments, and matures in March of 1998.

i)       Reflects estimated decrease in income tax expense of GC.

j) Reflects dividends paid by GC equal to $0.80 per share plus 95% of any remaining cash flow. The primary source of dividends paid by GC is cash flow from operations which is in excess of GC's earnings.

                      GLENBOROUGH INLAND REALTY CORPORATION
                       AS ADJUSTED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995

The following as adjusted statement of operations of Glenborough Inland Realty Corporation, one of the Associated Companies, for the year ended December 31, 1995 is provided for the purpose of supporting the historical statement of operations data in the pro forma financial statements included elsewhere in this filing. The as adjusted information is necessary to providing an appropriate context in which to evaluate the effects of the acquisition of the UCT Property. The as adjusted operating information supports a proper description of the results of operations of the Company prior to any acquisitions as if the Consolidation transactions had taken place on January 1, 1995; rather than solely showing the pro forma effects of the acquisition transactions on the purely historical results of operations of the Company's predecessors, which were in full operation through December 31, 1995. Historical amounts are presented in the column labeled "Rancon Adjustments."

                      GLENBOROUGH INLAND REALTY CORPORATION
                       AS ADJUSTED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
                            (Unaudited, in thousands)

                                 Rancon             Other          As Adjusted
                             Adjustments(a)      Adjustments          GIRC
                              ------------       ----------        ----------
Revenues:
Fees and
 reimbursements                   $5,863            $--               $ 5,863
Interest and other                  --               --                  --
                                  ------            -----             -------
Total revenues                     5,863             --                 5,863
                                  ------            -----             -------

Expenses:
Salaries &
 administration                    3,118             (224)(b)           2,894
Depreciation and
 amortization                        717               30 (c)             747
Interest expense                    --                101 (d)             101
                                  ------            -----             -------
Total expenses                     3,835              (93)              3,742
                                  ------            -----             -------

Income (loss)
 before provision for
 income taxes                      2,028               93               2,121

Income taxes                        --               (848)(e)            (848)
                                  ------            -----             -------
Net income (loss)                 $2,028            $(755)            $ 1,273
                                  ======            =====             =======
Preferred stock
 dividends                                                            $ 1,919(f)
Common stock
 dividends                                                            $   100

                      GLENBOROUGH INLAND REALTY CORPORATION
          NOTES AND ADJUSTMENTS TO AS ADJUSTED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995
               (Unaudited, in thousands, except per share amounts)

a) Reflects the historical management fees and expenses related to the Rancon Contracts with a carrying value of $6,813 contributed to GIRC by the Company.

b) Reflects an estimated reduction of salaries, benefits and other expenses resulting primarily from reductions in officers' salaries resulting from the Consolidation.

c) Reflects estimated depreciation of furniture and equipment contributed to GIRC by the Company.

d) Reflects the estimated interest expense associated with a note payable consisting of $2,566 contributed to GIRC by the Company and $2,100 related to the acquisition of certain land parcels. The notes payable bears interest at 9%, with interest only payments, and matures in March of 1998.

e)       Reflects estimated income tax expense of GIRC.

f) Reflects estimated dividends paid by GIRC equal to $0.80 per share plus 95% of any remaining cash flow. The primary source of dividends paid by GIRC is cash flow from operations which is in excess of GIRC's earnings.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        GLENBOROUGH REALTY TRUST INCORPORATED


Date: February 21, 1997                 By: /s/  Terri Garnick
                                            ---------------------------------
                                            Terri Garnick
                                            Senior Vice President,
                                            Chief Accounting Officer,
                                            Treasurer
                                            (Principal Accounting Officer)